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Exhibit 1.2

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THIS LETTER OF TRANSMITTAL IS FOR USE IN PARTICIPATING IN THE OFFER BY SPROTT ASSET MANAGEMENT SILVER BID LP TO PURCHASE ALL OUTSTANDING UNITS OF SILVER BULLION TRUST FOR UNITS OF SPROTT PHYSICAL SILVER TRUST. YOU MAY PARTICIPATE IN THE OFFER BY ELECTING THE EXCHANGE OFFER ELECTION OR THE MERGER ELECTION.

LETTER OF TRANSMITTAL
FOR DEPOSITS OF UNITS OF
SILVER BULLION TRUST
Pursuant to the Offer dated May 27, 2015 made by

SPROTT ASSET MANAGEMENT SILVER BID LP
a limited partnership owned and controlled by Sprott Asset Management LP, the manager of

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M. (TORONTO TIME) (THE "EXPIRY TIME") ON JULY 6, 2015 (THE "EXPIRY DATE"),
UNLESS EXTENDED OR WITHDRAWN.
SEE "TIME FOR DEPOSIT" IN SECTION 2 OF THE OFFER.

USE THIS LETTER OF TRANSMITTAL IF YOU ARE DEPOSITING ONE OR MORE
UNIT CERTIFICATE(S).

        This letter of transmittal or a manually executed facsimile copy of it (the "Letter of Transmittal"), properly completed and duly executed in accordance with the instructions set out in this Letter of Transmittal, together with all other required documents, must accompany the unit certificates (the "Unit Certificates") representing units (the "SBT Units") of Silver Bullion Trust ("SBT") deposited pursuant to the offer dated May 27, 2015 (as it may be amended, the "Offer") made by Sprott Asset Management Silver Bid LP (the "Offeror") to holders of the SBT Units (the "SBT Unitholders") to purchase all of the outstanding SBT Units, but excluding SBT Units already owned, directly or indirectly, by the Offeror for consideration per SBT Unit consisting of units of Sprott Physical Silver Trust (the "PSLV Units").

        SBT Unitholders who deposit SBT Units to the Offer will be offered the opportunity to make the Exchange Offer Election or the Merger Election. The number of PSLV Units to be distributed to each SBT Unitholder under the Offer and the Merger Transaction will be determined on the basis of the NAV to NAV Exchange Ratio, being for each SBT Unit such number of PSLV Units as is equal to (A) the Net Asset Value per SBT Unit (as calculated, in accordance with the SBT Declaration of Trust, on Expiry Date, including, in the case of SBT's silver bullion, the value thereof based on the London Bullion Association fixing price for silver bullion on the Expiry Date) divided by (B) the Net Asset Value per PSLV Unit (as calculated, in accordance with the PSLV Trust Agreement, on the Expiry Date, including, in the case of Sprott Physical Silver Trust's silver bullion, the value thereof based on the London Bullion Association fixing price for silver bullion on the Expiry Date).

        A SBT UNITHOLDER DEPOSITING SBT UNITS USING THIS LETTER OF TRANSMITTAL MUST ELECT THE EXCHANGE OFFER ELECTION OR MERGER ELECTION IN BOX 2 BELOW. A SBT UNITHOLDER WHO FAILS TO PROPERLY MAKE THE ELECTION IN BOX 2 BELOW WILL BE DEEMED TO HAVE MADE THE MERGER ELECTION IN RESPECT OF SUCH SBT UNITS.

        The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal which are defined in the Offer and accompanying circular dated May 27, 2015 (as it may be amended, the "Offer and Circular") have the meanings ascribed to them in the Offer and Circular.

        SBT Unitholders may also accept the Offer by following the procedures for book-entry transfer set forth in Section 3 of the Offer, "Manner of Acceptance — Acceptance by Book-Entry Transfer", provided that the confirmation of a book-entry transfer of SBT Units into the account of Kingsdale Shareholder Services (the "Depositary") at CDS Clearing and Depositary Services Inc. ("CDS"), or a properly completed Letter of Transmittal and any other required documents, are received by the Depositary at its office in Toronto, Ontario, Canada prior to the Expiry Time.

        The Depositary or your broker or other financial advisor can assist you in completing this Letter of Transmittal (see the back page of this Letter of Transmittal for the Depositary's address and telephone number). SBT Unitholders whose SBT Units are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should immediately contact such nominee for assistance if they wish to accept the Offer.

        This Letter of Transmittal is to be used if certificates are to be forwarded with it or, unless an Agent's Message is utilized, if delivery of SBT Units is to be made by book-entry transfer to an account maintained by the Depositary at CDS.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ON THE BACK PAGE OF THIS LETTER OF TRANSMITTAL WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THE LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW.

        Please read carefully the Instructions set forth below before completing this Letter of Transmittal.

TO:	SPROTT ASSET MANAGEMENT SILVER BID LP
AND TO:	KINGSDALE SHAREHOLDER SERVICES, as Depositary, at its office set out in this letter.

        The undersigned delivers to you the enclosed certificate(s) for SBT Units. Subject only to the provisions of the Offer regarding withdrawal, the undersigned irrevocably accepts the Offer for such SBT Units upon the terms and conditions contained in the Offer. The following are the details of the enclosed certificate(s):

Box 1

SILVER BULLION TRUST UNITS
(Please print or type. If space is insufficient, please attach a list to this
Letter of Transmittal in the below form.)

Certificate Number(s) (if available)*	Name(s) in which Registered (please fill in exactly as name(s) appear(s) on certificate(s))	Number of SBT Units Represented by Certificate(s)*	Number of SBT Units Deposited**

TOTAL:

*
You do not need to complete these columns in respect of SBT Units deposited by book-entry transfer.

**
Unless otherwise indicated, the total number of SBT Units evidenced by all certificates will be deemed to have been deposited. Refer to Instruction 6 of this Letter of Transmittal, "Partial Deposits".

Box 2

EXCHANGE OFFER ELECTION OR MERGER ELECTION

        SBT Unitholders may elect either the Exchange Offer Election (Choice A) or the Merger Election (Choice B). SBT Unitholders should consult their financial and tax advisors prior to making an election.

        Upon the terms and conditions contained in the Offer, the undersigned (i) in respect of the Offer, hereby deposits, and irrevocably accepts the Offer (subject only to the provisions of the Offer regarding withdrawal), with respect to all Tendered SBT Units represented by the certificate(s) listed in Box 1 above, or (ii) in respect of the Merger Transaction, hereby deposits, and accepts the Offer, with respect to all Merger Elected SBT Units represented by the certificate(s) listed in Box 1 above. Such Merger Elected SBT Units are hereby instructed to be, and shall be, without further action on the part of the Merger Electing SBT Unitholders, subsequently deemed withdrawn from the Offer, effective 4:59 p.m. (Toronto time) on the Expiry Date. Such withdrawal shall not in any way affect or diminish the power of attorney specified in paragraph 13 below in Part A that is effective from and after 4:58 p.m. (Toronto time) on the Expiry Date and granted by the undersigned. The deemed withdrawal will neither revoke the Special Resolutions Power of Attorney nor require the Depositary to return the Merger Elected SBT Units.

        If for any reason no election is made by the undersigned with respect to SBT Units deposited to the Offer, the undersigned will be deemed to have made a Merger Election in respect of such SBT Units.

SBT Unitholders may choose only ONE of the choices below:

☐	CHOICE A — Exchange Offer Election

SBT Unitholders who check this box will deposit their SBT Units to, and have their SBT Units taken up and paid for under, the Offer. SBT Unitholders making the Exchange Offer Election will have the opportunity to sell their SBT Units to the Offeror for consideration per SBT Unit of such number of PSLV Units as is determined by the NAV to NAV Exchange Ratio, subject to the terms and conditions set forth in the Offer and Circular. An exchange of SBT Units for PSLV Units under the Exchange Offer Election will be treated as a taxable disposition for Canadian income tax purposes and should be treated with the Merger as a tax-deferred transaction for U.S. income tax purposes.

OR
☐	CHOICE B — Merger Election

SBT Unitholders who check this box will deposit their SBT Units to, and have their SBT Units redeemed as part of the Merger Transaction. SBT Unitholders making the Merger Election will have the opportunity to exchange their SBT Units for such number of PSLV Units as is determined by the NAV to NAV Exchange Ratio on a tax-deferred basis for U.S. and Canadian income tax purposes so as to defer the realization of any gain (or loss) for U.S. or Canadian tax purposes.

        If none of Choice A or Choice B is selected, the holder of SBT Units will be deemed to have elected Choice B.

        No fractional PSLV Units will be issued pursuant to the Offer or the Merger Transaction. Where a SBT Unitholder is to receive PSLV Units as consideration under the Offer or the Merger Transaction and the aggregate number of PSLV Units to be issued to such SBT Unitholder would result in a fraction of a PSLV Unit being issuable, the number of PSLV Units to be received by such SBT Unitholder will be rounded down to the nearest whole PSLV Unit.

PART A — GENERAL

The undersigned:

1.
acknowledges receipt of the Offer and Circular and acknowledges that there will be a binding agreement between the undersigned and the Offeror, in respect of the SBT Units deposited by the undersigned pursuant to this Letter of Transmittal (the "Deposited SBT Units"), in accordance with the terms and conditions of the Offer;

2.
acknowledges the terms and conditions of the Offer and the Merger Transaction set forth in the Offer and Circular;

3.
acknowledges that if for any reason an Exchange Offer Election or Merger Election is not made with respect to SBT Units tendered to the Offer, such SBT Units will be deemed to be Merger Elected SBT Units;

4.
subject to the deemed withdrawal of SBT Units as part of the Merger Election, on and subject to the terms and conditions of the Offer, deposits and sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited SBT Units, effective from 5:00 p.m. (Toronto time) on July 6, 2015 or such other date to which the Offer may be extended as provided in Section 5 of the Offer, "Extension, Variation or Change in the Offer", unless the Offer is withdrawn by the Offeror;

5.
by virtue of the execution of this Letter of Transmittal, shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Deposited SBT Units and accompanying documents deposited pursuant to the Offer and any withdrawals of deposits or of elections, will be determined by the Offeror in its sole discretion and that such determination shall be final and binding and acknowledges that: (i) the Offeror reserves the absolute right to reject any and all deposits of Deposited SBT Units which the Offeror determines not to be in proper form or which may be unlawful to accept under the laws of any jurisdiction; (ii) the Offeror reserves the absolute right to waive any defect or irregularity in the deposit of any Deposited SBT Units; (iii) there shall be no duty or obligation on the

  Offeror, the Depositary, the Information Agent (or any of their respective trustees, directors, officers, employees, agents or representatives) or any other person to give notice of any defect or irregularity in any deposit or withdrawal and no liability shall be incurred by any of them for failure to give such notice; and (iv) the Offeror's interpretation of the terms and conditions of the Offer and of this Letter of Transmittal shall be final and binding;

6.
delivers to the Offeror the enclosed certificates representing the Deposited SBT Units (unless deposit is to be made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offer, "Manner of Acceptance — Acceptance by Book-Entry Transfer") and, subject only to the rights of withdrawal set out in the Offer (including the deemed withdrawal of the Merger Elected SBT Units as part of the Merger Election and as detailed in the Offer), irrevocably accepts the Offer for and in respect of those Deposited SBT Units that are being delivered to the Depositary under the Offer represented by such certificates and, on and subject to the terms and conditions of the Offer, deposits, sells, assigns and transfers to the Offeror, free and clear of all liens, charges, encumbrances, claims and equities, all right, title and interest in and to the Deposited SBT Units, including without limitation any and all distributions, payments, securities, property or other interests that may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited SBT Units or any of them on or after the date of the Offer, including any distributions or payments on such distributions, payments, securities, property or other interests (collectively, "Distributions") effective from and after the date that the Offeror takes up and pays for the Deposited SBT Units;

7.
represents and warrants in favour of the Offeror that: (i) the undersigned is the registered holder of the Deposited SBT Units; (ii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign and transfer the Deposited SBT Units and any Distributions; (iii) the undersigned or the person on whose behalf the Deposited SBT Units and any Distributions are being deposited owns the Deposited SBT Units and any Distributions, which are being deposited free and clear of all liens, restrictions, charges, encumbrances, claims, equities and rights of others; (iv) the Deposited SBT Units and any Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited SBT Units or any Distributions to any other person; (v) the deposit of the Deposited SBT Units and any Distributions complies with applicable Laws; (vi) all information inserted by the undersigned into this Letter of Transmittal is accurate; and (vii) when the Offeror takes up and pays for the Deposited SBT Units and any Distributions or they are redeemed in the Merger Transaction, the Offeror (or SBT in the case of the Merger Elected SBT Units) will acquire good title thereto, free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others;

8.
agrees that if, on or after the date of this Letter of Transmittal, SBT divides, combines, reclassifies, consolidates, converts or otherwise changes any SBT Units or its capitalization, or discloses that it has taken or intends to take any such action, then the Offeror may, in its sole discretion and without prejudice to its rights under Section 4 of the Offer, "Conditions of the Offer", make such adjustments as it considers appropriate to the consideration offered under the Offer and other terms of the Offer (including, without limitation, the type of securities offered to be purchased and the amount payable therefor) to reflect such division, combination, reclassification, consolidation, conversion, issuance, grant, sale or other change;

9.
agrees that if, on or after the date of the Offer, SBT declares, makes or pays any distribution or payment on or declares, allots, reserves or issues any securities, rights or other interests with respect to any Deposited SBT Units, which is or are payable or distributable to SBT Unitholders of record on a date prior to the transfer into the name of the Offeror or its nominees or transferees on the securities register maintained by or on behalf of SBT in respect of SBT Units accepted for purchase pursuant to the Offer, then (and without prejudice to its rights under Section 4 of the Offer, "Conditions of the Offer") the whole of any such distribution or payment of securities, property, rights, assets or other interests will be promptly remitted and transferred by the undersigned to the Depositary for the account of the Offeror accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as the owner of any such distribution or payment of securities, property, rights, assets or other interests and may withhold the entire purchase price payable by the Offeror under the Offer or deduct from the consideration payable by the Offeror under the Offer the amount or value thereof, as determined by the Offeror in its sole discretion;

10.
waives any right to receive notice of purchase of the Deposited SBT Units, as applicable;

11.
acknowledges that any Deposited SBT Units that are not taken up by the Offeror pursuant to the Offer will be returned, at the Offeror's expense, to the undersigned as soon as practicable after the Expiry Time or withdrawal (provided that Merger Elected SBT Units which are deemed to be withdrawn in connection with the Offer will, subject to the completion of the Merger Transaction, not be returned to the Merger Electing SBT Unitholder and instead will participate in the Merger Transaction) and early termination of the Offer, by either sending certificates representing the SBT Units not purchased by first-class mail to the address of the undersigned specified in the Letter of Transmittal or, if such name or address is not so specified, in such name and to such address as shown on the register of SBT Unitholders maintained by or on behalf of SBT;

12.
unless the Deposited SBT Units are withdrawn from the Offer (other than Merger Elected SBT Units deemed to be withdrawn in connection with the Offer), (i) appoints the Offeror, each director and officer of SAM GP Inc. or any other person designated by the Offeror, with full power of substitution, as the undersigned's nominee and proxy in respect of any meeting or meetings (whether annual, special or otherwise, or any adjournments or postponements thereof) of SBT Unitholders in respect of matters related to the Offer, the Merger Transaction, the nomination, election or removal of SBT Trustees, any amendments or action related to the SBT Declaration of Trust, the Administration Agreement the Storage Agreement or any other matter that would materially and adversely impact, or otherwise frustrate, the Offer, the Merger Transaction or matters related to (including approval of) the Offer or the Merger Transaction (or substantially similar transactions), for all Deposited SBT Units; and (ii) irrevocably approves, and irrevocably constitutes, appoints and authorizes the Offeror, each director and officer of SAM GP Inc. and any other person designated by the Offeror, as the true and lawful agent, attorney and attorney-in-fact of the holder of the SBT Units with respect to the Deposited SBT Units, with full power of substitution (such power of attorney, being coupled with an interest, being irrevocable), in the name of and on behalf of the undersigned to: (A) requisition and call (and receive and execute all forms, proxies, securityholder proposals and other documents and take other steps needed to requisition and call) any meeting or meetings (whether annual, special or otherwise, or any adjournments or postponements thereof) of SBT Unitholders; or (B) exercise any rights of redemption under the SBT Declaration of Trust in respect of such Deposited SBT Units provided such redemption would occur at a redemption price equal to 100% of the NAV of the Deposited SBT Unit and such redemption is only consummated following the Offeror having taken up and paid for such Deposited GTU Unit. Upon such appointment, all prior proxies and other authorizations (including, without limitation, all appointments of any agent, attorney or attorney-in-fact) or consents given by the undersigned with respect to the Deposited SBT Units will be revoked and no subsequent proxies or other authorizations or consents may be given by such person with respect thereto (other than with respect to the powers in 13 and 19 below);

13.
in addition to, and without derogating from the power provided to the Offeror, each director and officer of SAM GP Inc. and any other person designated by the Offeror under 12 above, effective from and after 4:58 p.m. (Toronto time) on the Expiry Date, irrevocably approves, and irrevocably constitutes and appoints and authorizes, the Offeror, each director and officer of SAM GP Inc., and any other persons designated by the Offeror in writing, as the true and lawful agents, attorneys and attorneys-in-fact of the holder of the SBT Units with respect to the Deposited SBT Units, with full power of substitution (such power of attorney, being coupled with an interest, being irrevocable), in the name of and on behalf of the undersigned to vote, execute and deliver any and all instruments of proxy, authorizations, requisitions, resolutions (in writing or otherwise and including any counterparts thereof), consents and directions, in form and substance satisfactory to the Offeror approving and in respect of the special resolutions substantially as set forth in Appendix A hereto;

14.
covenants to execute, upon the request of the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Deposited SBT Units and/or Distributions to the Offeror, the Merger Transaction or the implementation of the Offeror's plan as described in Section 5 of the Circular, "Purpose of the Offer and the Offeror's Plans for GTU";

15.
revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, that the undersigned previously conferred or agreed to confer at any time with respect to the Deposited SBT Units or any Distributions. The undersigned agrees that, other than as contemplated herein, no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted with respect to the Deposited SBT Units or any Distributions by or on behalf of the undersigned unless the Deposited SBT Units are not taken up and paid for under the Offer or are withdrawn in accordance with the Offer (other than the powers in 12 and 13 above and 19 below);

16.
acknowledges that all authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal is, to the extent permitted by Law, irrevocable and may be exercised during any subsequent legal incapacity of the undersigned and will, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned. All obligations of the undersigned in this Letter of Transmittal are binding upon the heirs, executors, administrators, attorneys, legal representatives, successors and permitted assigns of the undersigned; and

17.
by reason of the use by the undersigned of an English language form of this Letter of Transmittal, the undersigned is deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn-up exclusively in the English language. En raison de l'usage par le soussigné du formulaire de lettre de transmission en anglais, le soussigné est réputé avoir requis que tout contrat attesté par l'Offre et son acceptation au moyen de cette lettre de transmission, ainsi que tous les documents qui s'y rattachant, soient rédigés en anglais seulement.

 PART B — EXCHANGE OFFER ELECTING SBT UNITHOLDERS

        In addition, the undersigned, an Exchange Offer Electing SBT Unitholder who has elected the Exchange Offer Election (CHOICE A) above:

18.
on and subject to the terms and conditions of the Offer, deposits and sells, assigns and transfers to the Offeror all right, title and interest in and to the Tendered SBT Units, effective from 5:00 p.m. (Toronto time) on July 6, 2015 or such other time and/or date to which the Offer may be extended as provided in Section 5 of the Offer, "Extension, Variation or Change in the Offer", unless the Offer is withdrawn by the Offeror;

19.
in addition to, and without derogating from the power provided to the Offeror, each director and officer of SAM GP Inc. and any other person designated by the Offeror under 12 and 13 above, effective at and after the time (the "Effective Time") that the Offeror takes up the Tendered GTU Units, irrevocably constitutes and appoints, the Offeror, each director and officer of SAM GP Inc. and any other persons designated by the Offeror in writing, as the true and lawful agents, attorneys and attorneys-in-fact of the undersigned with respect to the Tendered SBT Units deposited herewith and taken up by the Offeror, with full power of substitution, in the name of and on behalf of the undersigned (such power of attorney being deemed to be an irrevocable power coupled with an interest):

(a)
to register or record the transfer and/or cancellation of such Tendered SBT Units to the extent consisting of securities on the appropriate securities registers maintained by or on behalf of SBT;

(b)
for so long as any such Tendered SBT Units are registered or recorded in the name of such Exchange Offer Electing SBT Unitholder, to exercise any and all rights of such Exchange Offer Electing SBT Unitholder that the Offeror does not already possess by virtue of 12 and 13 above for all purposes whatsoever; and

(c)
to exercise any other rights of an Exchange Offer Electing SBT Unitholder with respect to such Tendered SBT Units.

20.
directs the Offeror and the Depositary, upon the Offeror taking up the Tendered SBT Units, (i) to issue or cause to be issued certificate(s) representing the PSLV Units to be issued in exchange for the Tendered SBT Units to which the undersigned is entitled for the Tendered SBT Units under the Offer, unless otherwise directed in this Letter of Transmittal, in the name of the registered holder of the Tendered SBT Units, and (ii) to return any certificates for Tendered SBT Units not deposited to or purchased under the Offer or redeemed in the Merger Transaction by either (a) sending new certificates representing Tendered SBT

  Units not purchased or by returning the deposited certificates (and other relevant documents) to the address indicated in this Letter of Transmittal or holding them for pick-up, as indicated in this Letter of Transmittal, or (b) in the case of Tendered SBT Units deposited by book-entry transfer of such Tendered SBT Units pursuant to the procedures set forth in "Manner of Acceptance — Acceptance by Book-Entry Transfer" in Section 3 of the Offer, such Tendered SBT Units will be credited to the depositing holder's account maintained with CDS (and, in the case of both (i) and (ii) above, if no name, address or delivery instructions are indicated, to the undersigned at the address of the undersigned as shown on the appropriate registers maintained by SBT).

 SBT UNITHOLDER SIGNATURE

        By signing below, the SBT Unitholder expressly agrees to the terms and conditions set forth above.

Signature guaranteed by (if required under Instruction 3):	Dated:
Authorized Signature of Guarantor	Signature of SBT Unitholder or Authorized Representative (see Instructions 3 and 4)
Name of Guarantor (please print or type)	Name of SBT Unitholder or Authorized Representative (please print or type)
Address of Guarantor (please print or type)	Address of SBT Unitholder or Authorized Representative (please print or type)
Daytime telephone number and facsimile number of SBT Unitholder or Authorized Representative

 SBT UNITHOLDER INFORMATION AND INSTRUCTIONS

BLOCK A
DELIVERY INSTRUCTIONS
(Please Print or Type)
See Instructions 3 and 5
SEND CERTIFICATE(S) (UNLESS BLOCK "B" IS CHECKED) TO:
(Name)
(Street Address and Number)
(City and Province or State)
(Country and Postal (Zip) Code)
(Telephone — Business Hours)

BLOCK B
SPECIAL PICK-UP INSTRUCTIONS
☐ HOLD CERTIFICATE(S) FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY

 INSTRUCTIONS

1.     Use of Letter of Transmittal

  (a)
  SBT Unitholders should read the accompanying Offer and Circular before completing this Letter of Transmittal.

  (b)
  This Letter of Transmittal, properly completed and duly executed (or an originally signed facsimile copy thereof) as required by the instructions set forth below, together with accompanying certificate(s) representing the Deposited SBT Units (or, alternatively, a book-entry transfer for SBT Unitholders accepting the Offer by following the procedures for book-entry transfer established by CDS or DTC) and all other required documents must be received by the Depositary at the address set out on the back of this Letter of Transmittal before 5:00 p.m. (Toronto time) on July 6, 2015, being the Expiry Time, unless the Offer is extended or withdrawn.

  (c)
  The method used to deliver this Letter of Transmittal, any accompanying certificate(s) representing the Deposited SBT Units and all other required documents is at the option and risk of the SBT Unitholder and delivery will be deemed effective only when the Depositary actually receives such documents. It is recommended that such documents be hand delivered to the Depositary at the address set out on the back of this Letter of Transmittal and a receipt obtained or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained. It is suggested that any such mailing be made sufficiently in advance of the Expiry Time to permit delivery to the Depositary before the Expiry Time. SBT Unitholders whose SBT Units are registered in the name of a nominee should contact their investment advisor, stockbroker, bank, trust company or other nominee for assistance in depositing their SBT Units. Delivery to an office other than to the specified office does not constitute delivery for this purpose.

2.     Signatures

        This Letter of Transmittal must be properly completed and duly executed by the SBT Unitholder accepting the Offer described above or by such SBT Unitholder's duly authorized representative (in accordance with Instruction 4, "Fiduciaries, Representatives and Authorizations" below).

  (a)
  If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the names(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  (b)
  If this Letter of Transmittal is signed by a person other than the registered holder of the accompanying certificate(s) or if Deposited SBT Units not purchased are to be returned to a person other than the registered holder or sent to an address other than the address of the registered holder as shown on the registers of SBT, (i) the certificate(s) must be endorsed, or be accompanied by an appropriate unit transfer power of attorney, in either case, duly and properly completed by the registered holder, and (ii) the signature(s) on the endorsement or unit transfer power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed by an Eligible Institution (as defined below), as noted in Instruction 3, "Guarantee of Signatures" below.

        An "Eligible Institution" means a Canadian Schedule I chartered bank, a broker or other entity which is a member in good standing of a recognized Medallion program approved by the Securities Transfer Association, including the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP), acceptable to the Depositary; Members of these programs are usually members of a recognized stock exchange in Canada and/or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the National Association of Securities Dealers or banks or trust companies in the United States.

3.     Guarantee of Signatures

        If this Letter of Transmittal is signed by a person other than the registered holder of the accompanying certificates, or if Deposited SBT Units not purchased are to be returned to a person other than the registered holder or sent to an address other than the address of the registered holder as shown on the registers of SBT or if the consideration is to be delivered to a person other than the registered holder, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

4.     Fiduciaries, Representatives and Authorizations

        Where this Letter of Transmittal or any certificate or unit transfer power of attorney is executed by a person on behalf of an executor, administrator, trustee, guardian, attorney-in-fact, agent, corporation, partnership or association or is executed by any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Either of the Offeror or the Depositary, at its discretion, may require additional evidence of authority or additional documentation.

5.     Delivery Instructions

        If any certificate(s) are to be held for pick-up at the offices of the Depositary, complete Block "B". Any certificate(s) mailed in accordance with the Offer and this Letter of Transmittal will be deemed to be delivered at the time of mailing.

6.     Partial Deposits

        If less than the total number of SBT Units evidenced by any certificate submitted is to be deposited under the Offer, fill in the number of SBT Units to be deposited in the appropriate space on this Letter of Transmittal. In such case, new certificate(s) for the number of SBT Units not deposited will be sent to the registered holder unless otherwise provided (or redeemed as part of the Merger Transaction) as soon as practicable after the Expiry Time. The total number of SBT Units evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated. If certificate(s) representing SBT Units not deposited to or purchased under the Offer are to be returned other than in the name of, and to the address of the person shown in the registers maintained by or on behalf of SBT, complete Block A on this Letter of Transmittal.

7.     Miscellaneous

  (a)
  If the space on this Letter of Transmittal is insufficient to list all certificates for Deposited SBT Units, additional certificate numbers and number of Deposited SBT Units may be included on a separate signed list affixed to this Letter of Transmittal.

  (b)
  If Deposited SBT Units are registered in different forms of the same name (e.g. "John Doe" and "J. Doe") a separate Letter of Transmittal should be signed for each different registration.

  (c)
  No alternative, conditional or contingent deposits will be accepted. All depositing SBT Unitholders by execution of this Letter of Transmittal waive any right to receive any notice of the acceptance of Deposited SBT Units for payment, except as required by applicable Laws.

  (d)
  The Offer and any agreement resulting from acceptance of the Offer and the powers of attorney and proxies granted herein are governed by, and will be interpreted and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein. The SBT Unitholder covered by this Letter of Transmittal irrevocably attorns and submits to the exclusive jurisdiction of the Ontario courts situated in the City of Toronto, and waives objection to the venue of any proceedings in such court or that such court provides an inconvenient forum.

  (e)
  The Offeror will not pay any fees or commissions to any broker or dealer or any other person for soliciting deposits of SBT Units pursuant to the Offer (other than to the Depositary), except as otherwise set forth in the Offer and the Circular.

  (f)
  Additional copies of the Offer and Circular and Letter of Transmittal may be obtained without charge on request from the Depositary at the address listed below. This Letter of Transmittal is also available at www.sedar.com.

8.     Lost Certificates

        If any certificate representing SBT Units has been lost, stolen or destroyed, the registered holder of such SBT Units should complete the Letter of Transmittal as fully as possible and forward it, together with an affidavit regarding the loss, theft or destruction, to the Depositary. The Depositary will assist in making arrangements for the necessary affidavit (which will include a bonding requirement) for payment in accordance with the Offer. The registered holder will be required to indemnify the Offeror, the Manager, SAM Silver Bid GP, SAM GP Inc., Sprott Physical Silver Trust, SBT and the Depositary against any claim that may be made against the Offeror, the Manager, SAM Silver Bid GP, SAM GP Inc., Sprott Physical Silver Trust, SBT or the Depositary with respect to such lost, stolen or destroyed certificate.

        If your SBT Unit certificate has been lost or destroyed, you must take the foregoing action sufficiently in advance of the Expiry Time in order to obtain a replacement certificate in sufficient time to permit the replacement certificate to be tendered to the Offer prior to the Expiry Time.

9.     Privacy Notice

        The Depositary is committed to protecting personal information received from its clients. In the course of providing services to its clients, the Depositary receives certain non-public personal information. This information could include an individual's name, address, social insurance or social security number, securities holdings and other financial information. The Depositary uses this information for lawful purposes relating to its services. The Depositary has prepared a Privacy Code relating to information practices and privacy protection. It is available at www.kingsdaleshareholder.com, or by writing the Depositary at the addresses indicated below. The Depositary will use the information provided on this form in order to process the undersigned SBT Unitholder's request and will treat the SBT Unitholder's signature(s) on this form as such SBT Unitholder's consent to the above.

10.   Requests for Assistance

        Questions or requests for assistance may be directed to the Depositary at the telephone number, email address and mailing address set forth on the back page of this Letter of Transmittal. Beneficial SBT Unitholders may also contact their investment advisor, stockbroker, bank, trust company or other nominee for assistance.

11.   IRS Forms

        Under U.S. federal income tax law, payments made in respect of PSLV Units issued pursuant to the Offer or the Merger Transaction may be subject to backup withholding at the rate, currently 28%, specified in Section 3406(a)(1) of the Internal Revenue Code (the "Specified Rate"). In order to avoid such backup withholding, each tendering holder (or other payee) that is a U.S. person (including a U.S. resident alien) should complete and sign the Internal Revenue Service ("IRS") Form W-9 included with this Letter of Transmittal, on which form such holder must provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that (a) the TIN provided is correct or that such holder is awaiting a TIN; (b) the holder is not subject to backup withholding because (i) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report interest or dividends, (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding, or (iii) the holder is exempt from backup withholding; and (c) the holder is a U.S. person (including a U.S. resident alien). If a holder has been notified by the IRS that it is subject to backup withholding, it must follow the applicable instructions included with the IRS Form W-9.

        The holder (other than an exempt or foreign holder subject to the requirements described below) is required to give the TIN (in general, if an individual, the holder's Social Security number, otherwise, the holder's employer identification number) of the record holder of the SBT Units. If the tendering holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should follow the applicable instructions included with the IRS Form W-9. If the Depositary or the Offeror is not provided with the correct TIN, the holder may be subject to a U.S.$50 penalty imposed by the Internal Revenue Code in addition to backup withholding at the Specified Rate on payments to such holder.

        Certain holders (including all corporations and certain holders that are neither U.S. persons nor U.S. resident aliens ("foreign holders")) are not subject to these backup withholding and reporting requirements. Such an exempt holder, other than a holder that is a foreign person, should enter the holder's name, address, status and TIN on the IRS Form W-9 and check the "Exempt Payee" box on the IRS Form W-9, and sign, date and return the IRS Form W-9 to the Depositary and should follow the additional instructions included with the IRS Form W-9. A foreign holder should not complete the IRS Form W-9. In order for a foreign holder to qualify as an exempt recipient, such holder must submit a statement (generally, the IRS Form W-8BEN or Form W-8BEN-E, as applicable), signed under penalties of perjury, attesting to that person's exempt status. Such statements can be obtained from the Depositary or online from the IRS at www.irs.gov. For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete the IRS Form W-9 if GTU Units are registered in more than one name), consult the instructions included with the IRS Form W-9.

        Failure to complete the IRS Form W-9 will not, by itself, cause SBT Units to be deemed invalidly tendered, but may require Sprott Physical Silver Trust to withhold at the Specified Rate on payments made in respect of PSLV Units. Backup withholding is not an additional tax. Rather, if the required information is furnished to the IRS, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

 Appendix A
Special Resolutions

Special Resolutions:

        Capitalized terms used and not defined in these resolutions have the meanings given to them in the Offer and Circular of Sprott Asset Management Silver Bid LP dated May 27, 2015, as amended from time to time (the "Offer and Circular");

  (i)
  The amendment of Section 13.6 of the SBT Declaration of Trust to provide that a compulsory acquisition may be effected if the Offeror and its affiliates, after the take-up of, and payment for, SBT Units deposited under the Offer, hold not less than 66 2/3% of the outstanding SBT Units (calculated on a fully-diluted basis, including any SBT Units held by or on behalf of or issuable to the Offeror or any affiliate or associate of the Offeror) is approved and the Offeror is authorized to execute an amendment to the SBT Declaration of Trust in connection with the foregoing.

  (ii)
  The Merger Transaction, and any ancillary matters in connection therewith, are approved and the Offeror is authorized to execute, on behalf of SBT, the Merger Agreement in connection with the Merger Transaction on substantially the terms described in the Offer and Circular.

  (iii)
  The amendment of the SBT Declaration of Trust to provide, in connection with the Merger, following the transfer of substantially all of the assets and liabilities of SBT (other than the Administration Agreement) to Sprott Physical Silver Trust in exchange for PSLV Units, for the retention or reacquisition of one SBT Unit by the Offeror as provided in the Merger Agreement, if advisable, and subject to the foregoing, for the redemption of all outstanding SBT Units and the distribution of such PSLV Units to the SBT Unitholders on the basis of the NAV to NAV Exchange Ratio in full and final satisfaction of such SBT Unitholders' rights, is approved and the Offeror is authorized to execute an amendment to the SBT Declaration of Trust in connection with the foregoing.

  (iv)
  The amendment of the SBT Declaration of Trust to permit the Offeror, notwithstanding anything to the contrary contained therein, to vote, execute and deliver any instruments of proxy, authorizations, requisitions, resolutions or consents in respect of any SBT Units taken up under the Offer or otherwise acquired which are at the time beneficially owned by the Offeror, if determined necessary or appropriate by the Offeror, is approved and the Offeror is authorized to execute an amendment to the SBT Declaration of Trust in connection with the foregoing.

  (v)
  The current SBT Trustees (other than the Administrator Nominees) are hereby removed and such persons as are designated by the Offeror are appointed to replace such SBT Trustees.

  (vi)
  The SBT Trustees and all officers of SBT are directed to cooperate in all respects with the Offeror and Sprott Physical Silver Trust in connection with the Merger Transaction.

  (vii)
  The amendment of the SBT Declaration of Trust to enable the Offeror, notwithstanding anything to the contrary contained therein, to take such acts as are determined by the Offeror to be necessary or appropriate to give effect to the Special Resolutions and the Merger Transaction is approved and the Offeror is authorized to execute an amendment to the SBT Declaration of Trust in connection with the foregoing.

  (viii)
  The general partner of the Offeror, SAM Silver Bid GP and any other persons designated by the Offeror in writing, are authorized to execute and deliver all documents and do all acts or things, on behalf of SBT or otherwise, as may be necessary or desirable to give effect to the foregoing resolutions.

A-1

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
        See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:	4 Exemptions (codes apply only
☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate	to certain entities, not individuals;
see instructions on page 3):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > ......	Exempt payee code (if any) .....
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.	Exemption from FATCA reporting code (if any) .....
☐ Other (see instructions) >	(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
or Employer identification number [ ][ ]-[ ][ ][ ][ ][ ][ ]

 Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2011)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

     Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Form W-9 (Rev. 12-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/ disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/disregarded entity name," sign and date the form.

     Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

     The following payees are exempt from backup withholding:

     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

     2. The United States or any of its agencies or instrumentalities,

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

     5. An international organization or any of its agencies or instrumentalities.

     Other payees that may be exempt from backup withholding include:

     6. A corporation,

     7. A foreign central bank of issue,

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

     9. A futures commission merchant registered with the Commodity Futures Trading Commission,

     10. A real estate investment trust,

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

     12. A common trust fund operated by a bank under section 584(a),

     13. A financial institution,

     14. A middleman known in the investment community as a nominee or custodian, or

     15. A trust exempt from tax under section 664 or described in section 4947.

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011)	Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor [2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual		The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))		The grantor*
For this type of account:			Give name and EIN of:
7.	Disregarded entity not owned by an individual		The owner
8.	A valid trust, estate, or pension trust		Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553		The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
11.	Partnership or multi-member LLC		The partnership
12.	A broker or registered nominee		The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))		The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

     Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

THE DEPOSITARY AND INFORMATION AGENT FOR THE OFFER IS:

By Mail	By Registered Mail, Hand or by Courier
The Exchange Tower 130 King Street West, Suite 2950, P.O. Box 361 Toronto, Ontario M5X 1E2	The Exchange Tower 130 King Street West, Suite 2950, Toronto, Ontario M5X 1E2

North American Toll Free Phone:

1-888-518-6805

E-mail: contactus@kingsdaleshareholder.com

Facsimile: 416-867-2271

Toll Free Facsimile: 1-866-545-5580

        Outside North America, Banks and Brokers Call Collect: 416-867-2272

Any questions or requests for assistance or additional copies of the Offer, the Circular or the Letter of Transmittal may be directed by SBT Unitholders to the Depositary at its telephone number and location set out above. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance.

QuickLinks

  Exhibit 1.2
Box 1 SILVER BULLION TRUST UNITS (Please print or type. If space is insufficient, please attach a list to this Letter of Transmittal in the below form.)
Box 2 EXCHANGE OFFER ELECTION OR MERGER ELECTION
PART A — GENERAL
PART B — EXCHANGE OFFER ELECTING SBT UNITHOLDERS
SBT UNITHOLDER SIGNATURE
SBT UNITHOLDER INFORMATION AND INSTRUCTIONS
INSTRUCTIONS
Appendix A Special Resolutions